UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 12, 2010

CHS Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-50150	41-0251095
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5500 Cenex Drive, Inver Grove Heights, Minnesota		55077
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	651-355-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 12, 2010, Cofina Funding, LLC, a wholly-owned subsidiary of Cofina Financial, LLC and CHS Inc., amended its Series 2008-A Note Purchase Agreement to increase the participation of The Bank of Tokyo-Mitsubishi in the commercial paper facility from $200 million to $250 million, and to extend the expiration date to November 10, 2011. Minor amendments were also made to other related agreements. All amendments are attached as exhibits to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Amendment No. 3 to Note Purchase Agreement (Series 2008-A) dated as of November 12, 2010, by and among Cofina Funding, LLC and the Issuer, Victory Receivables Corporation, as the Conduit Purchaser, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as the Funding Agent and as a Committed Purchaser

10.2 Amendment No. 3 to Series 2008-A Supplement to Base Indenture dated as of November 12, 2010, by and among Cofina Funding, LLC, as the Issuer, U.S. Bank National Association, as the Trustee, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as the Required Noteholder

10.3 Amendment No. 4 to Base Indenture dated as of November 12, 2010, by and among Cofina Funding, LLC, as the Issuer, and U.S. Bank National Association, as the Trustee

10.4 Series 2008-A Cofina Variable Funding Asset-Backed Note No. 4

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHS Inc.

November 17, 2010	By:	/s/ John Schmitz

Name: John Schmitz
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 3 to Note Purchase Agreement (Series 2008-A) dated as of November 12, 2010, by and among Cofina Funding, LLC and the Issuer, Victory Receivables Corporation, as the Conduit Purchaser, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as the Funding Agent and as a Committed Purchaser
10.2	Amendment No. 3 to Series 2008-A Supplement to Base Indenture dated as of November 12, 2010, by and among Cofina Funding, LLC, as the Issuer, U.S. Bank National Association, as the Trustee, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as the Required Noteholder
10.3	Amendment No. 4 to Base Indenture dated as of November 12, 2010, by and among Cofina Funding, LLC, as the Issuer, and U.S. Bank National Association, as the Trustee
10.4	Series 2008-A Cofina Variable Funding Asset-Backed Note No. 4